WORLD INSURANCE TRUST

CSI Equity Portfolio

Supplement dated December 2, 2009 to the
CSI Equity Portfolio Prospectus and Statement of  Additional Information (“SAI”)
Each dated May 1, 2009

This supplement is an important notice regarding a change to the name of the CSI Equity Portfolio and provides new and additional information beyond that contained in the CSI Equity Portfolio Prospectus and SAI dated May 1, 2009 and should be read in conjunction with the Prospectus and SAI.

At a meeting held on November 19, 2009, the Board of Trustees of the Trust (the “Board”) approved a name change for the CSI Equity Portfolio.  Effective immediately, the CSI Equity Portfolio has been renamed World Equity Portfolio.

All references contained in the Prospectus and SAI to the CSI Equity Portfolio are hereby replaced with World Equity Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.